EXHIBIT 10.5

                               LEASE
                             AGREEMENT


1. PARTIES.

     This Lease, dated as of this 26th day of June, is made by and between Charles W. Hurt (herein called "Lessor") and Value AMERICA (herein called "Lessee").

2. PREMISES.

     Lessor does hereby lease to Lessee and Lessee hereby leases from Lessor that certain space (herein called "Premises"), containing approximately *(See schedule below) gross square feet of floor area located in a building (the "Building") known as *(See schedule below). The location and dimensions of said Premises are delineated on Exhibit "A" (floor plan) attached hereto and incorporated by reference herein. Said Premises are located at Hollymead Professional Center, Charlottesville, VA.

      *4.944 gross square feet of floor area located in building (the "building") known as 1524 Insurance Lane. 3,952 gross square feet of floor area located in building known as 1534 Insurance Lane. 5,936 gross square feet of floor area located in building known as 1540 Insurance Lane. 5,936 gross square feet of floor area located in building known as 1550 Insurance Lane. 5,936 gross square feet of floor area located in building known as 1560 Insurance Lane.

3. USE.

     Lessee shall use the Premises as offices and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Lessor.

4. TERM.

     The lease term shall be *(See schedule below) "Lease Year(s)" plus the partial month, if any, in which the rental commences. "Lease Year" shall mean a period of twelve consecutive calendar months. The parties hereto acknowledge that certain obligations under various articles hereof may commence prior to the lease term, i.e. construction, hold harmless, liability insurance, etc.; and the parties agree to be bound by these articles prior to commencement of the lease term.

                                             *Commencement        Expiration
                                              ------------         ---------

1524 Insurance Lane      Building "D"        October 1, 1998   February 1, 2000
1534 Insurance Lane      Building "B"        October 1, 1998   February 1, 2000
1540 Insurance Lane      Building "E"        October 1, 1998   February 1, 2000
1550 Insurance Lane      Building "A"        November 1, 1998  February 1, 2000
1560 Insurance Lane      Building "F"        January 1, 1999   February 1, 2000

NOTE: The above dates are target dates for Commencement in which Lessor will work diligently to achieve.

     In its sole discretion, Lessee shall have the right to renew this lease for an additional four (4) six (6) month options under the same terms and conditions set forth herein, provided Lessee shall not be in default under any of the terms and conditions of this Lease and that Lessee shall have provided written notice to Lessor of its intention to exercise such option no later than no hundred eighty (180) days prior to the expiration of the Lease Term, and ninety (90) days on the options.

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5. RENT.

A. Minimum Rent

     Lessee agrees to pay to Lessor as Minimum Rent, without prior, offset, or demand, the monthly sum of *(See schedule below) Dollars in advance, on or before the first day of each and every successive calendar month during the term hereof in lawful money of the United States at such place as Landlord may from time to time designate. The rental shall commence on the *(See schedule below) day of *(See schedule below), 1998 the "Commencement Date". Any Minimum Rent or additional rent which is not paid within five (5) days of the due date thereof shall bear interest at the rate of 1 1/2% per month from the due date thereof until paid.


     *1524 Insurance Lane     Building "D"   $4,120/Month
      1534 Insurance Lane     Building "B"   $3,293/Month
      1540 Insurance Lane     Building "E"   $5,936/Month
      1550 Insurance Lane     Building "A"   $5,936/Month
      1560 Insurance Lane     Building "F"   $5,936/Month

B. Inflation Escalator

     The Minimum Rental specified above shall be increased at the beginning of each Lease Year at a rate of 3%.

C. Late Fees

     In the event the Lessee does not pay Lessor any installments of rent within five (5) days of the date for which such installments is due, a late fee of five percent (5%) of the monthly rent installment shall be due as additional rent.

6. INITIAL TENANT IMPROVEMENTS.

     After mutual approval of interior plans by Lessor and Lessee, Lessor agrees to improve the Premises of Lessee as is described in Exhibit A of the lease. Attached floor plan. Conduit will be provided by the Lessor between buildings. Hyperion Fiber Optic Cable will be run into one building. Determination of which building will be made in field survey by Hyperion Cable Company.

     Lessor agrees to supply electric outlet, computer ethernet outlet and phone outlet where desks are marked on floor plan.

     Specialty equipment and build out for such equipment is not included in initial improvement cost. If such build out is required, the Lessee must sign a change order authorizing the work and additional cost. All change orders must be paid prior to occupancy of premises by Lessee.

7. UTILITIES.

     Lessee shall pay for all heat, light, power, sewer, telephone service and all other services and utilities supplied to the Premises, together with any taxes thereon.

8. COMMON AREA MAINTENANCE.

     The Lessor shall keep parking and common areas in a neat, clean and orderly condition and shall repair any damage to the facilities thereof. Lessor will arrange for the mowing of grass as well as snow and litter removal. Lessee responsible for snow removal from sidewalks adjacent to leased premises.

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     A trash collection fee of $92.00 will be due each month. This fee is subject to change per contract with trash collection company.

9. INCREASES IN TAXES AND INSURANCE.

     *Lessee shall pay Lessor, as additional rent, Lessee's pro-rata share of the amount by which the taxes and insurance payable by Lessor with respect to the building and appurtenant areas for the second Lease Year and each subsequent Lease Year exceed, respectively, the taxes and insurance payable by Lessor with respect to the Building for the first Lease Year (the "Base Year"). Lessor shall notify Lessee immediately upon receiving notice of taxes and insurance due and will forward to Lessee documentation of amount owed Lessor. Payment is due thirty (30) days after notification to Lessee. If Lessor's mortgagee requires Lessor to make monthly escrow payments of taxes and/or insurance, Lessor shall have the right to collect each month from Lessee, together with Lessee's
Minimum Rent, an amount equal to 1/12th the taxes and/or insurance due from Lessee pursuant to this paragraph. Lessee's "pro rata share" shall be a fraction, the numerator of which is the total square footage of the Premises and the denominator of which is the gross lease area of the Building. If the estimated taxes or insurance paid by Lessee during any Lease Year exceed or are less than the actual amount of Lessee's pro rata share of such sums, then there shall be a year-end adjustment with any overpayments credited against future payments, and with any underpayments promptly paid by Lessee to Lessor.

10. SECURITY DEPOSIT AND LAST MONTHS RENT.

     Concurrently with Lessee's occupancy of first building, Lessee will deposit with Lessor, a sum of $25,221.00. Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied Lessee shall, within five
(5) days after written demand therefore, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a default under this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or at Lessor's option, to the last assignee of Lessee's interest, hereunder) within
(10) days following the return of the premises key at the expiration of the Lease Term. In the event of termination or assignment of Lessor's interest in this Lease, if Lessor shall transfer said deposit to Lessor's successor in interest, Lessor shall be relieved of all obligation to return said deposit to Lessee.

11. NOTICES.

     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Lessor to the Lessee shall be sent by Certified mail with a return receipt, postage prepaid, addressed to the Lessee at the Premises, and to the address herein below, or to such other places as Lessee may from time to time designate in a notice to the Lessor. All notices and demands by the Lessee to the Lessor shall be sent by Certified mail with a return receipt, postage prepaid, addressed to the Lessor at the address set forth herein, and to such other person or place as the Lessor may from time to time designate in a notice to the Lessee.

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To Lessor at:

Charles W. Hurt
P.O. Box 8147
195 Riverbend Drive
Charlottesville, VA 22906

To Lessee at:




12. BROKERS

     Lessor and Lessee each represent to the other that they have used no real estate brokers or other persons to whom a commission, leasing fee or other similar payment is due except for Lane Bonner, HasBrouck Real Estate whose commission Charles W. Hurt has agreed to pay. Lessor and Lessee hereby agree to idemnify and hold harmless the other from any breach of this representation.

     Commission of 3% of original term of Lease paid as Charles W. Hurt receives rent.

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                            GENERAL PROVISIONS


                                                                     PAGE

13.       RULES AND REGULATIONS.                                       6
14.       SIGNS.                                                       6
15.       REPAIRS AND MAINTENANCE.                                     6
16.       ALTERATIONS AND ADDITIONS.                                   9
17.       PARKING AND COMMON AREAS.                                    9
18.       LOADING.                                                     9
19.       LATE CHARGES.                                                9
20.       LIABILITY INSURANCE.                                        10
21.       COMPLIANCE WITH LAW.                                        10
22.       USES PROHIBITED.                                            10
23.       ENTRY BY LANDLORD.                                          11
24.       DEFAULT.                                                    11
25.       ASSIGNMENT AND SUBLETTING.                                  11
26.       HOLD HARMLESS.                                              12
27.       SUBROGATION.                                                12
28.       PERSONAL PROPERTY TAXES.                                    12
29.       LIENS.                                                      12
30.       AUCTIONS.                                                   13
31.       HOLDING OVER.                                               13
32.       RECONSTRUCTION.                                             13
33.       ADDITIONAL PROVISIONS.                                      14
34.       OFFER AND ACCEPTANCE.                                       16


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13. RULES AND REGULATIONS.

     Lessee shall faithfully observe and comply with the rules and regulations that Lessor shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Lessee upon delivery of a copy of them to Lessee. Lessor shall not be responsible to Lessee for the nonperformance of any said rules and regulations by any other Lessee's or occupants.

14. SIGNS.

     Lessor agrees to allow two (2) signs on each building 100% occupied by Lessee (Buildings "A", "E", "F"). Each sign will be a maximum of 2' X 4'. Lessee shall be responsible for sign permit through the County of Albemarle and all other costs associated with making and installing signs.

15. REPAIRS AND MAINTENANCE.

A.  Ordinary Wear & Tear

     Upon taking possession of the Premises, Lessee shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Lessee shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Lessor in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Lessee excepted. Any damage to adjacent premises caused by Lessee's use of the Premises shall be repaired at the sole cost and expense of Lessee.

B.  Interior and System Maintenance

     Lessee shall maintain the interior of the Premises including all windows & doors, and all mechanical, plumbing, HVAC and other systems in good condition and repair and in a neat and clean condition and free of dirt, trash, vermin and other pests. Lessee shall maintain the inside of the Lease Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

C.  Repairs and Replacements

     Notwithstanding the provisions of Article A of this Section herein above, Lessor shall repair and maintain the structural portions of the Building, including the exterior walls and structural portions of the roof, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of or by the Lessee, its agents, servants, employees, invitees. Lessor shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for thirty (30) days after written notice of the need of such repairs or maintenance is given to Lessor by Lessee. There shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repairs at Lessor's expense under any law, statute or ordinance now or hereafter in effect.

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     The following table specifically states the responsibility for repairs and replacement for the described items.


                                      REPAIRS TO BE              REPLACEMENTS
                                      MADE AND                   TO BE MADE AND
Description                           PAID FOR BY:               PAID FOR BY:
-----------                           ------------               ------------

Strutural failure,
exteriors, roof, down-
spouts, foundations, walls,
sidewalks, canopies and/or
common areas                           Lessor                      Lessor

Floods, building only                  Lessor                      Lessor

Overflow of water or sewer             Lessor*                     Lessor*

Parking lot                            Lessor                      Lessor

Windows and doors                      Lessor*                     Lessor*

Interior painting (when required)      Lessor                      Lessor

Finished trim, etc.                    Lessor*                     Lessor*

Lessee's fixtures                      Lessee                      Lessee

Lessor's fixtures and
equipment (except as
otherwise noted)                       Lessee                      Lessor*

Plumbing and sewage,
within Leased Premises                 Lessee                      Lessor*
                                   (Starting 2nd Yr.)
                                     Max. $100 (Each Occurrence)

Heating & Air Conditioning             Lessee                      Lessor*
Equipment**                        (Starting 2nd Yr.)
                                     Max. $100 (Each Occurrence)
                                       Lessee                      Lessor*
                                   (Starting 2nd Yr.)
                                     Max. $100 (Each Occurrence)

Electrical wiring                      Lessor*                     Lessor*

Electric fixtures, (Bulbs Lessee)
and ballast's                          Lessor*                     Lessor*

     *Unless caused by Lessee's negligence or abuse

**Lessee will be responsible for replacing filters in Heating & A/C Equipment.

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All repairs and replacements shall be substantially  of the same quality and class as the original work and in accordance with all laws, directions, rules and regulations of regulatory bodies or officials having jurisdiction thereof.

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16. ALTERATIONS AND ADDITIONS.

        Lessee shall not make or allow to be made any alterations, additions or improvements to or of the Premises or any part thereof without first obtaining the written consent of Lessor and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Lessor and shall be surrendered with the Premises. In the event Lessor consents to the making of any alterations, additions or improvements to the premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Lessee shall, upon written demand by Lessor, given at least thirty (30) days prior to the end of the term, at Lessee's sole cost, and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Lessee, designated by Lessor to be removed, and Lessee shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal. Lessor hereby reserves the right at any time to make alterations or additions to the building in which the Leased Premises are contained.

17. PARKING AND COMMON AREAS.

A. SEE PARKING SCHEDULE ATTACHED (EXHIBIT "B")

B. Compliance with Rules and Regulations

        The Lessee, in the use of said common and parking areas, agrees to comply with such reasonable rules and regulations as the Lessor may adopt from time to time for the orderly and proper operation of said common and parking areas, including the regulation of the removal, storage and disposal of Lessee's refuse and other rubbish at the sole cost and expense of Lessee.

18. LOADING.

        The Lessee shall not place a load upon any floor of the Premises exceeding the designed or legally allowed floor load per square foot. The Lessor reserves the right to prescribe the weight and position of all safes and other heavy equipment in order to provide for proper distribution of weight and the Lessee agrees to bear the cost, if any, to determine such weights and positions. The Lessee shall determine, in advance, that any proposed load is permissible pursuant to the terms hereof, and lack of knowledge by the Lessee that any load exceeds design or lawful limits shall not be a defense to any breach of this provision.

19. LATE CHARGES.

        Lessee hereby acknowledges that late payments by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after its due date, then Lessee shall pay to Lessor a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, five percent of such overdue amount), plus any attorney's fees incurred by Lessor by reason of Lessee's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

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20. LIABILITY INSURANCE.

        Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee (and, if requested, Lessor's mortgagee) against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto and any acts, omissions or negligence of Lessee, its employees, invitees and licensees. Such insurance shall be in the initial amount of not less that $1,000,000.00 for injury or death of one person in any one accident or occurrence and in the initial amount of not less than $1,000,000.00 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further initially insure Lessor and Lessee against liability for property damage of at least $100,000.00 and not less than $100,000.00 for fire liability. The limit of any such insurance shall not, however, limit the liability of the Lessee hereunder. Lessee may provide this insurance under a blanket policy, provided that said insurance shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain same, but at the expense of Lessee. Insurance required hereunder shall be in companies with a service rating of A or better and a financial rating of XII or better, in "Best's Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required herein or certificate evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancelable or subject to reduction of coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry. Tenant shall be responsible for carrying its own contents insurance and shall provide Lessor with evidence satisfactory of same. The amounts of such insurance shall be increased from time to time to reflect increases in the cost of living and general good business practice.

21. COMPLIANCE WITH LAW.

        Lessee shall not use the Premises or permit anything to be done in or about the Premises, which will in anyway conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Lessee's particular use of the Premises, or by Lessee's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Lessor and Lessee.

22. USES PROHIBITED.

        Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the premises or which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or allow to be committed any waste in or upon the Premises.

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23. ENTRY BY LESSOR.

        Lessor reserves, and shall at any and all times have, the right to enter the Premises to inspect the same, to show said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to repair the Premises and any portion of the Building of which the Premises are a part that Lessor may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Lessee except for any failure to exercise due care for Lessee's property and any entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances by construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof. Lessor shall have the right to place "For Lease" signs in a conspicuous place on the premises one hundred twenty (120) days prior to the expiration of the term of the lease.

24. DEFAULT.

        If Lessee defaults for a period of ten (10) days in paying any installment of rent due hereunder, or defaults in performing any of the other terms, covenants, conditions and provisions hereof binding upon Lessee and fails to cure such default within thirty (30) days after written notice from Lessor, or is insolvent, or makes a general assignment for the benefit of creditors, or files or has filed against it a petition in bankruptcy under the United States Bankruptcy Code, or vacates or abandons the Demised Premises for a period of ten days or more, or, in the event any guarantor of this Lease is insolvent or files for bankruptcy, then, in any of such events, all rent payable hereunder for the balance of the term of the Lease shall, at the option of Lessor, immediately become due and payable and Lessor shall have the right in addition to all other rights and remedies provided by law, to re-enter the Demised Premises, peaceably or by force, and to retake possession thereof and, at its option, to terminate this Lease. In the event of such re-entry, Lessor may, but shall be under no obligation to, relet the Demised Premises, in whole or in part, from time to time, in the name of Lessor or Lessee, without further notice, for such term or terms, or such conditions and for such uses and purposes as Lessor. In its discretion may determine, and Lessor may collect and receive all rents derived therefrom and apply the same, after deduction of all appropriate expenses, including reasonable attorneys' fees and any costs (including remodeling costs) incurred to relet such Premises, to the payment of rent payable hereunder, and Lessee shall be obligated to reimburse Lessor for any deficiency. In the event Lessor retakes possession of the Demised Premises, Lessor may remove any property therein, and store such property at the expense of Lessee without liability for damage to, and without obligation to restore, such property. The occurrence of any one or more of the events shall constitute a default and breach of this Lease by Lessee.

25. ASSIGNMENT AND SUBLETTING.

        Lessee shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person to occupy or use the said Premises, or any portion thereof, without first obtaining the written consent of Lessor. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent

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assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Lessee of any liability under this Lease. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, constitute a default under the terms of this Lease. For the purposes of this paragraph, a merger or consolidation of Lessee with another corporation, partnership or other entity, a transfer of a controlling interest in Lessee or a transfer of a controlling interest in Lessee's general partner (if Lessee is a partnership) shall be deemed an assignment.

26. HOLD HARMLESS.

        Lessee shall indemnify and hold harmless Lessor against and from any and all claims arising from Lessee's use of the Premises or from the conduct of its business or from any activity, work or other things done, permitted or suffered by the Lessee in or about the Premises and appurtenant common areas, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this lease, or arising from any act of negligence of the Lessee, or any officer, agent, employee, guest, or invitee of Lessee, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding be brought against Lessor by reason of such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee shall give prompt notice to Lessor in case of casualty or accidents in the Premises.

        Lessor or its agents shall not be liable for any loss or damage to persons or property (including any inventory, raw materials, or other property of Lessee) resulting from fire, explosion, falling plaster, steam, accidental sprinkler leakage, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Lessor, its agents, servants or employees. Lessor or its agents shall not be liable for interference with the light, air, or for any latent defect in the Premises.

27. SUBROGATION.

        As long as their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

28. PERSONAL PROPERTY TAXES.

        Lessee shall pay, or cause to be paid, before delinquency any and all taxes and/or assessments levied or assessed and which become payable during the term hereof upon all Lessee's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the premises. In the event any or all of the Lessee's leasehold improvements, equipment, furniture, fixtures, and other personal property shall be assessed and taxed with the real property, Lessee shall pay to Lessor its share of such taxes within ten
(10) days after delivery to tenant by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's property.

29. LIENS.

        Lessee shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. If any such liens are filed against the Premises, Lessee shall pay or bond off such liens within 15 days after such liens are filed. Lessor may require, at Lessor's sole option, that Lessee shall provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half
(1 1/2) time the estimated cost of any improvements, additions or alterations

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in the Premises which the Lessee desires to make, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work.

30. AUCTIONS.

        Lessee shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

31. HOLDING OVER.

        If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

32. RECONSTRUCTION.

A. Insured Damage

        In the event the Premises are damaged except during the last 2 years of the term hereof by fire or other perils covered by extended coverage insurance and such damage can be repaired within 120 days, Lessor agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of the Minimum Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonable interfere with the business carried on by the Lessee in the Premises. If the damage is due to the fault or neglect of Lessee or its employees, there shall be no abatement of rent. If such damage occurs during the last two years of the term hereof or cannot be repaired within 120 days, then Lessor shall have the right within sixty (60) days after such damage to terminate this Lease.

B. Non-Insured Damage

        In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Lessor shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Premises. In the event the destruction of the Premises is to an extent of ten (10%) percent or more of the full replacement cost then Lessor shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Minimum Rent to be proportionately reduced as herein above in this article provided; or (2) give notice to Lessee at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Lessee in the Premises shall terminate on the date so specified in such notice and the Minimum Rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by the Lessee in the Premises, shall be paid up to date of said termination.

C. Leasehold Damage

        Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures or other personal property of Lessee. Lessee shall give to Lessor prompt written notice of any damage to or destruction of any portion of the Lease Premises.

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D. Subordinate to Deeds of Trust

        The operation of this section on reconstruction shall be subordinate to the terms and conditions of any deed of trust secured in whole or part by the Premises.

33. ADDITIONAL PROVISIONS.

        (i) Plats and Riders. Clauses, plats, riders and addendum's, if any, affixed to this Lease are a part hereof.

        (ii) Waiver. The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding default by Lessee of any term, covenant or condition of this Lease, other than the failure of the Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding default at the time of acceptance of such rent.

        (iii) Joint Obligation. If there be more than one Lessee the obligation hereunder imposed shall be joint and several.

        (iv) Marginal Headings. The marginal headings and section titles to the sections of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

        (v) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

        (vi) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to, bind and benefit the heirs, successors, executors, administrators and assigns of the parties hereto.

        (vii) Recordation. Neither Lessor nor Lessee shall record this Lease, but a short form memorandum hereof may be recorded at the request of Lessor.

        (viii) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

        (ix) Inability to Perform. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.

        (x) Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

        (xi) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

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        (xii) Choice of Law. This Lease shall be governed by the laws of the
State in which the Premises are located.

        (xiii) Attorney's Fees. Should it be necessary for Lessor to employ legal counsel to enforce any of the provisions herein contained, the party that ultimately prevails shall recover all legal expenses from the non prevailing party.

        (xiv) Sale of Premises by Lessor. In the event of any sale of the Premises by Lessor, Lessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease.

        (xv) Subordination, Attornment. This Lease, and all of Lessee's rights hereunder, are and shall be subject and subordinate to the lien of any deed of trust or mortgage (and any modifications, replacements, or refinancings thereof) now or hereafter encumbering the Premises, and the rights of the beneficiary of such deed or trust or mortgage. Upon request of the Lessor, Lessee will in writing confirm the subordination of its rights hereunder to the lien of any such mortgage or deed of trust, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the Lessee shall at the election of the foreclosure purchaser, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

        (xvi) Lessee's Statement. Lessee shall at any time and from time to time, upon not less than three days prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledges that Lessee has accepted the Premises and that Lessor has performed all obligations of an inducement nature to be performed by it, (c) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor here under, or specifying such defaults if any are claimed, (d) setting forth the commencement and expiration of the term hereof and (e) setting forth such other items as may be requested by Lessor. Any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

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34. OFFER AND ACCEPTANCE.

        The sole execution of this Lease by Lessee shall be an offer to Lessor to enter into an agreement, and the terms contained herein shall not bind the Lessor until the Lessor has executed this Lease.

                                        LESSOR:

                                        BY:   /S/ Charles W. Hurt
                                           ---------------------------

                                        LESSEE:
                                                Value AMERICA

                                        BY:  /s/ Craig A. Winn
                                           ---------------------------

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